Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, Chief Executive Officer of Indivior PLC (the "Company"), does hereby certify that:
1.    The Annual Report on Form 10-K for the fiscal period ended December 31, 2024 (the "Form 10-K") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.    The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: March 3, 2025.

/s/ Mark Crossley
Mark Crossley,
Chief Executive Officer